UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

BioXcel Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38410	82-1386754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Long Wharf Drive

New Haven, CT 06511

(Address of principal executive offices, including Zip Code)

(475) 238-6837

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BTAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02	Unregistered Sales of Equity Securities.

On March 27, 2026, BioXcel Therapeutics, Inc. (the “Company”) entered into the Ninth Amendment to the Credit Agreement and Guaranty, dated April 19, 2022, as amended (“Ninth Amendment”). Pursuant to the terms of the Ninth Amendment, on April 15, 2026, the Company granted the lenders under the Ninth Amendment (the “Lenders”) warrants to purchase up to 1,353,729 shares of common stock at an exercise price of $0.01 per share (the “Amendment Warrants”).  The Amendment Warrants will expire on the seventh anniversary of their issuance. On April 15, 2026, the Company also entered into the Fourth Amended and Restated Registration Rights Agreement with the Lenders, pursuant to which the Company agreed to register the shares of common stock issuable under the Amendment Warrants.

The Amendment Warrants were issued, and the shares issuable upon the exercise of the Amendment Warrants will be issued (if at all), in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(a)(2) of the Securities Act. The Lenders have represented that they are acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and appropriate legends have been or will be affixed to the securities.

The foregoing summary of the Amendment Warrants and the Fourth Amended and Restated Registration Rights Agreement are qualified in their entirety by the complete text of such agreements, copies of which are filed hereto as Exhibits 4.1 and 4.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description

4.1	Form of New Warrant

4.2	Form of Fourth Amended and Restated Registration Rights Agreement, among the Company and Oaktree-TCDRS Strategic Credit, LLC, Oaktree-Forrest Multi-Strategy, LLC, Oaktree-TBMR Strategic Credit Fund C, LLC, Oaktree-TBMR Strategic Credit Fund F, LLC, Oaktree-TBMR Strategic Credit Fund G, LLC, Oaktree-TSE 16 Strategic Credit, LLC, INPRS Strategic Credit Holdings, LLC, Oaktree Specialty Lending Corporation, Oaktree Strategic Credit Fund, Oaktree GCP Fund Delaware Holdings, L.P., Oaktree Diversified Income Fund Inc., Oaktree AZ Strategic Lending Fund, L.P., Oaktree LSL Fund Holdings EURRC S.a.r.l., Oaktree LSL Fund Delaware Holdings EURRC, L.P., and Q Boost Holding LLC.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2026	BIOXCEL THERAPEUTICS, INC.

/s/ Richard Steinhart
	By:	Richard Steinhart
	Title:	Chief Financial Officer